

Scientific Games

First Quarter 2012
Earnings Presentation

SCIENTIFIC GAMES

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, strategic equity investments and relationships; failure of Northstar to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois Lottery; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries, including the potential expansion of regulated gaming via the internet; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with international operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company's filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our periodic reports.

The date of this presentation is as of May 9, 2012, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (GAAP). Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated May 9, 2012. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

Summary of Q1 Results

($ in millions, except EPS)

Benefit of diversified, participation-based business model reflected in strong Q1'12 results

	First Quarter 2012	First Quarter 2011	$ Δ	% Δ
Revenue	$ 234.6	$ 196.7	$ 37.9	19.3%
Printed Products			9.9	8.5%
Lottery Systems			8.1	14.3%
Gaming			20.0	81.1%
Operating Income	22.3	14.4	7.9	55.1%
Printed Products			6.4	22.5%
Lottery Systems			(1.8)	(18.0%)
Gaming			3.3	*NM*
Unallocated Corporate Expense			(0.0)	*NM*
Net Income / (Loss)	1.8	(6.9)	8.8	*NM*
Net Income / (Loss) per share	0.02	(0.08)	0.10	*NM*
Attributable EBITDA[1]	86.7	75.0	11.7	15.7%
Total Capital Expenditures[2]	21.8	21.8	(0.0)	*NM*
Free Cash Flow[2]	0.1	26.8	(26.7)	*NM*

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our May 9, 2012 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our May 9, 2012 press release.

(2) Free cash flow, as included herein, represents net cash provided by operating activities less total capital expenditures (which includes lottery and gaming systems expenditures and other intangible assets and software expenditures). Free cash flow is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net cash provided by operating activities in our May 9, 2012 press release.

Q1'12 Key Performance Indicators

U.S. Lottery Customers' Retail Sales Y/Y Δ



Instant Tickets
Lottery Systems
4.3%
6.4%
6.5%
(8.2%)
5.6%
0.5%
8.5%
2.7%
12.2%
15.8%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

China Sports Lottery Instant Ticket Retail Sales Y/Y Δ



37.7%
13.9%
24.1%
15.7%
0.7%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Italy Instant Ticket Retail Sales Y/Y Δ



9.7%
12.6%
10.8%
0.0%
(4.0%)
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Global Draw U.K. Betting Shop Performance Y/Y Δ



Terminals
16,863
19,901
20,048
20,319
20,469
6.6%
13.9%
4.9%
58.2%
5.9%
65.4%
8.3%
71.0%
5.8%
61.5%
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Global Draw U.K. Gross Win/Machine/Day(1)
Global Draw U.K. Gross Win(2)

(1) Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw machine per day.
(2) Represents the amount bet less player winnings, excluding taxes and other fees.

Printed Products

($ in millions)

Revenue	
Q1'11 Revenue	**$115.6**
Instant Ticket Revenue	9.5
Product Sales & Other	0.4
Q1'12 Revenue	**$125.5**

Operating Income	
Q1'11 Operating Income	**$28.7**
Impact of Change in Revenue	6.7
+/- Selling, General & Administrative Expense	(0.6)
+/- Stock-Based Compensation	(0.0)
+/- Depreciation & Amortization	0.4
Q1'12 Operating Income	**$35.1**

- **Increase in instant ticket revenue driven primarily by retail sales performance in the U.S. and certain international jurisdictions where revenue is based on a percentage of retail sales, led by higher revenue in Illinois, Florida, Ukraine and the U.K.**
- **Increase in operating income principally due to higher and more profitable revenue mix, partially offset by $0.6 million increase in SG&A, primarily reflecting higher compensation expense of $2.7 million, which was largely offset by a $2.2 million insurance recovery related to a customer claim**

Lottery Systems

($ in millions)

Revenue	
Q1'11 Revenue	**$56.4**
U.S. Service Revenue	4.2
International Service Revenue	(0.4)
Sales of Hardware, Software & Other	4.3
Q1'12 Revenue	**$64.5**

Operating Income	
Q1'11 Operating Income	**$10.1**
Impact of Change in Revenue	1.4
+/- Selling, General & Administrative Expense	(2.6)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	(0.4)
Q1'12 Operating Income	**$8.3**

- **Higher U.S. service revenue driven by a record Mega Millions® jackpot of $656 million and a $336 million Powerball® jackpot, along with higher instant ticket validation revenue**
- **The increase in sales of hardware, software and other primarily reflects product sales to international customers**
- **The YoY increase in SG&A primarily reflects increased compensation expense in Q1'12 and the resolution of a legal matter that favorably impacted Q1'11**

Gaming

($ in millions)

Revenue	
Q1'11 Revenue	**$24.6**
Increase in Server-Based Gaming Terminals & Other	6.9
Acquisition of Barcrest	13.1
Q1'12 Revenue	**$44.6**

Operating Income	
Q1'11 Operating Loss	**($2.3)**
Impact of Change in Revenue	8.9
+/- Selling, General & Administrative Expense	(3.2)
+/- Stock-Based Compensation	0.1
+/- Depreciation & Amortization	0.5
+/- Employee Termination & Restructuring Costs	(2.9)
Q1'12 Operating Income	**$1.0**

- **Global Draw results reflect a 17% YoY increase in its global installed base of server-based gaming terminals and a 5.8% YoY increase in U.K. gross win per machine per day**
- **The acquisition of Barcrest contributed $5.8M of service revenue and $7.3M of sales revenue**
- **Increase in operating income primarily driven by higher revenue, more profitable service revenue mix and reduced D&A, partially offset by employee termination and restructuring expenses, write-down of inventory due to a fire at a third-party warehouse, liquidation sales of Barcrest analog machines in connection with exiting analog business and higher SG&A due in part to the acquisition of Barcrest**

Earnings Per Share Analysis

		First Quarter 2012	First Quarter 2011
Reported earnings (loss) per share		**$0.02**	**($0.08)**
After-Tax Impact of Certain Items (Included in Reported EPS)	**Description**	**Per Share Impact on Reported EPS**	
Credit Agreement Adjustments:			
Stock-based compensation expenses	Non-cash compensation expense related to issuance of stock options and restricted stock units	$ (0.06)	$ (0.05)
Deferred contingent compensation expense	Deferred contingent incentive compensation expense related to Asia-Pacific operations in Q'11; no longer a credit agreement adjustment	N/A	(0.01)
Specified permitted add-backs	Expenses primarily related to the Barcrest restructuring in Q1'12; fees and expenses primarily related to the pending Barcrest acquisition in Q1'11	(0.02)	(0.02)
Playtech royalties and fees	Royalty fees related to Videobet platform	(0.01)	(0.00)
Other Items:			
Non-cash write downs	Accelerated depreciation on Global Draw's legacy software platform in connection with the transition to a new software platform	$ -	$ (0.06)
Damaged inventory	Expense related to inventory damaged from a fire at a third-party warehouse	(0.01)	-
Barcrest analog terminal sales	Liquidation sales of Barcrest terminals in connection with exiting the analog AWP business	(0.00)	-
Management transition costs	Management transition payment	-	(0.04)
Insurance recoveries and legal matter resolution	Benefit of an insurance recovery in Q1'12; benefit of an insurance recovery and the resolution of a legal matter in Q1'11	0.02	0.02